Filed pursuant to 497(e)

File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated January 1, 2020

to the Statement of Additional Information Dated May 1, 2019

This supplement revises certain information regarding the International Equity Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Statement of Additional Information (“SAI”). Please read this supplement carefully and keep it with your SAI for future reference.  You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds Inc.’s website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective December 31, 2019, Alexander Walsh will retire as a portfolio manager of the Fund. Ferrill Roll, Andrew West, Scott Crawshaw, Bryan Lloyd, and Patrick Todd will continue as the managers of the Fund. Accordingly, effective immediately, all references to and information relating to Alexander Walsh in the SAI will be deleted and all references to the portfolio managers of the Fund shall refer to Ferrill Roll, Andrew West, Scott Crawshaw, Bryan Lloyd, and Patrick Todd.